UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2014

Minerva Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36517	26-0784194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 First Street
Suite 1800
Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 444-8444

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                        Regulation FD Disclosure

Minerva Neurosciences, Inc. (the “Company”) is presenting at the Baird 2014 Health Care Conference on Thursday, September 4, 2014 in New York City, New York. The materials that the Company intends to utilize in the presentation are furnished as Exhibit 99.1 to this current report and incorporated herein by reference.

The Company expressly disclaims any obligation to update this presentation and cautions that it is only accurate on the date it was presented. The inclusion of any data or statements in this presentation does not signify that the information is considered material.

This information contained or incorporated herein, including the presentation furnished as Exhibit 99.1, is being furnished, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01                        Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Presentation of the Company dated September 4, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERVA NEUROSCIENCES, INC.

Date:	September 4, 2014	By:	/s/ Rogerio Vivaldi Coelho MD, MBA

		Name:	Rogerio Vivaldi Coelho MD, MBA
		Title:	President, Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit	Description
99.1	Presentation of the Company dated September 4, 2014